ANCHOR SERIES TRUST

Supplement to the Prospectus Dated May 1, 2009
In the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers” the portfolio management disclosure for Edge Asset Management, Inc. with respect to the Asset Allocation Portfolio all disclosure pertaining to Gary J. Pokrzywinski and Randall L. Yoakum is deleted in its entirety. Michael D. Meighan will continue to lead the team of portfolio managers.
Dated: June 24, 2009
Versions: Class 1 Version 1; Class 1 & 3 Version 9; Combined Version 7; and Combined Full Version